UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nielsen Holdings plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
NIELSEN HOLDINGS PLC
2022 Annual General Meeting
Vote by May 16, 2022
11 :59 PM ET
D72356-P67158
You invested in NIELSEN HOLDINGS PLC and it’s time to vote!
You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2022.
Get informed before you vote
View the Notice & Proxy Statement, the US Annual Report and the UK Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
PV For Complete information and to vote, visit www.proxyvote.com control #
Smartphone users
Point your camera here and vote without entering a control number
Vote in Person or Virtually at the Meeting*
May 17, 2022
9:00 a.m. (Eastern Time)
675 Avenue of the Americas
New York, NY 10010
or
Virtually at:
www.virtualshareholdermeeting.com/NLSN2022
*If you choose to vote these shares in person at the meeting you request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.
V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
NIELSEN HOLDINGS PLC
2022 Annual General Meeting
Voting by May 16, 2022
11:59PM ET
Voting Items
Board Recommends.
1. Election of directors:
1a. James A. Attwood, Jr.
For
1b. Thomas H. Castro
For
1c. Guerrino De Luca
For
1d. Karen M. Hoguet
For
1e. David Kenny
For
1f. Janice Marinelli Mazza
For
1g. Jonathan F. Miller
For
1h. Stephanie Plaines
For
1i. Nancy Tellem
For
1j. Lauren Zalaznick
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.
For
3. To reappoint Ernst & Young LLP as our UK statutory auditor to audit our UK statutory annual accounts for the year ending December 31, 2022.
For
4. To authorize the Audit Committee to determine the compensation of our UK statutory auditor.
For
5. To approve on a non-binding, advisory basis the compensation of our named Executive officers as disclosed in the proxy statement.
For
6. To approve on a non-binding, advisory basis the Directors’ Compensation Report for the year ended December 31, 2022.
For
7. To authorize the Board of Directors to allot equity securities.
For
8. To authorize the Board of Directors to allot equity securities without rights of pre-emption.
For
9. To authorize the Board of Directors to allot equity securities without rights of pre-emption in connection with an acquisition or specified capital investment.
For
10. To approve forms of share repurchase contracts and share repurchase counterparties.
For
Note: Such other business as may properly come before the meeting or any adjournment thereof.
D72357-P67158